SCHEDULE OF LOSS PER SHARE (Details) - USD ($)	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
LOSS PER SHARE FOR BOTH CLASS A AND B ORDINARY SHARES*
Net loss	$ (2,655,477)	$ (3,785,383)
Weighted average shares outstanding for Class A and Class B, Basic	62,194,221	45,000,000
Weighted average shares outstanding for Class A and Class B, Diluted	62,194,221	45,000,000
Basic	$ (0.04)	$ (0.08)
Diluted	$ (0.04)	$ (0.08)